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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 11, 2000


                              SOLECTRON CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                      1-11098                  94-2447045
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)



777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                          95035
-----------------------------------------                        ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code          (408) 957-8500


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events

On November 30, 1999, Solectron Corporation ("Solectron") completed its acquisition of SMART Modular Technologies, Inc. ("SMART"). Included herein as
Exhibit 99.1 are the audited consolidated financial statements of Solectron and subsidiaries as of August 31, 1999 and 1998 and for each of the years in the three-year period ended August 31, 1999. These consolidated financial statements give retroactive effect to the acquisition of SMART which was accounted for as a pooling of interests.

Item 7. Financial Statements and Exhibits.

(a) Exhibits

Exhibit      Description                                                   Page
-------      -----------                                                   ----

 23.1        Consent of KPMG LLP, Independent Auditors.....................

 99.1        Business......................................................  1

             Properties.................................................... 11

             Executive Officers of Solectron............................... 12

             Selected Financial Data....................................... 14

             Management's Discussion and Analysis of
             Financial Condition and Results of Operations................. 14

             Quantitative and Qualitative Disclosures
             About Market Risk............................................. 31

             Financial Statements and Supplementary Data................... 32

             Independent Auditors' Report.................................. 60

             Financial Statement Schedule.................................. 61


Solectron and the Solectron logo are registered trademarks of Solectron Corporation. All other names are trademarks and/or registered trademarks of their respective owners.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2000                        SOLECTRON CORPORATION


                                            /s/ SUSAN S. WANG
                                            ------------------------------------
                                            Susan S. Wang
                                            Senior Vice President, Chief
                                            Financial Officer and Secretary
                                            (Principal Financial and
                                            Accounting Officer)


                                       3
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                                 EXHIBIT INDEX


Exhibit      Description
-------      -----------

 23.1        Consent of KPMG LLP, Independent Auditors

 99.1        Business

             Properties

             Executive Officers of Solectron

             Selected Financial Data

             Management's Discussion and Analysis of
             Financial Condition and Results of Operations

             Quantitative and Qualitative Disclosures
             About Market Risk

             Financial Statements and Supplementary Data

             Independent Auditors' Report

             Financial Statement Schedule